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[Ad is a direct mailer; trim size is 3"x5" with three panels, the last of which is a detachable postage-paid postcard. Front panel prints in orange with a small graphic of a telescope at the top. In black type beneath, headline reads:]
A NEW EQUITY FUND FROM CGM MANAGED BY KEN HEEBNER
[a black dot  appears next and then in smaller black type:]
Non-diversified
Flexibly managed
Open
[In white type at the bottom, the same size as the headline]
AT LAST...
[On the inside of the the piece an orange band runs across top of all three panels. Dropping out from the orange band into white type at the top left, the words:]
INTRODUCING CGM FOCUS FUND
[The text on the first panel prints in black on white and reads:]
With thousands of mutual funds in the marketplace, why should you invest in CGM Focus Fund? What makes this fund stand out from the crowd? Quite simply, FUND MANAGER KEN HEEBNER.
CGM Focus Fund is designed to let Ken Heebner do what he does best: target relatively few stocks in order to exploit the investment possibilities offered by specific industries and individual companis. The Fund seeks long-term growth of capital.
[Again, in black type on white, text on the second panel reads:]
SET YOUR SIGHTS ON CGM FOCUS FUND--TODAY! For more information and a CGM Focus Fund prospectus, which includes management fees, charges, and expenses, simply complete and return the attached postage-paid card. Read it carefully before you invest or send money.
[Beneath this text is a black and white graphic of a fencer (logo).]
[Third panel (postcard) type is also in black on white:]PLEASE TELL ME MORE ABOUT CGM FOCUS FUND
[Lines to be filled in appear above each of the following words:]
Name
Address
City/State/Zip
[an empty box appears to the right of the following text which prints in italics.]: Please send me IRA information.
[To the left in tiny type are the words:]
Please detach here before mailing.
[The back of panel three is a standard business reply card addressed to:]
CGM FUNDS
Post Office Box 449
Boston, MA  02117-9723
[The remaining panel is white with a the fencer logo appearing in the upper left hand corner and the following return address:]
CGM FOCUS FUND [prints in orange]
P.O. Box 449
Boston, MA  02117 [last two lines print in black]